EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vertical Computer System, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended September 30, 2007 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 15, 2007	By:	/s/ Richard Wade
	Name:	Richard Wade
	Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided by Vertical Computer Systems, Inc. and will be retained by Vertical Computer Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.